Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
16.	Income Taxes

The Company has incurred net operating losses since inception. The Company has not reflected any benefit of such net operating loss carryforwards in the accompanying consolidated financial statements and has established a full valuation allowance of $20.6 million against its deferred tax assets.

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

The significant components of the Company’s deferred tax assets consisted of the following:

	As of December 31,
($ in thousands)	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$10,729	$6,308
Amortization of up-front fees	43	47
Amortization of in-process R&D	7,778	—
Stock compensation	531	60
Accruals and reserves	846	234
Tax credits	700	—

Total deferred tax assets	20,627	6,649
Valuation allowance	(20,627)	(6,649)

Net deferred tax assets	$—	$—

A reconciliation of the statutory tax rates and the effective tax rates is as:

	For the Year Ended December 31,
	2011	2010	2009
Percentage of pre-tax income
U.S. federal statutory income tax rate	35%	35%	35%
State taxes, net of federal benefit	5%	—	—
Debt modification costs	—	(3)%	0%
Credits	2%	—	—
Other (1)	(4)%	(1)%	0%
Change in valuation allowance	(38)%	(31)%	(35)%

Effective income tax rate	0%	0%	0%

(1)	– Other consists of: nondeductible items (2%), prior year NOL true-up (3%) and state rate change 1%.

Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Due to the Company’s recent history of operating losses, management believes that the deferred tax assets arising from the above-mentioned future tax benefits are currently uncertain with respect to realization and, accordingly, has provided a full valuation allowance.

As of December 31, 2011, the Company has federal net operating loss carryforwards and research and development tax credit carryforwards of approximately $27.9 million and $0.7 million, respectively, which expire beginning in 2026 and 2028, respectively. As of December 31, 2011, the Company has state net operating loss carryforwards of approximately $20.0 million, which expires beginning in 2021 to 2030. Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, or the IRC, and similar state provisions. The Company has not performed a detailed analysis to determine whether an ownership change under Section 382 of the IRC has occurred. The effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards attributable to periods before the change. Any limitation may result in expiration of a portion of the NOL or research and development credit carryforwards before utilization.

As of December 31, 2011, the Company had no unrecognized tax benefits and does not anticipate any significant change to the unrecognized tax benefit balance. The Company would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits recorded through December 31, 2011. The tax years 2006 through 2011 remain open to examination by one or more major taxing jurisdictions to which the Company is subject.